UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009

ARGYLE SECURITY, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51639	20-3101079
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12903 Delivery Drive San Antonio, TX	78247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 495-5245

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report contains forward-looking statements, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of Argyle Security, Inc. (the “Company”) to control. Certain statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are not historical facts but rather reflect the Company’s current expectations concerning future results and events. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

The forward-looking statements are subject to risks and uncertainties, including the possibility that the proposed transaction could be withdrawn, rejected, or unable to be consummated because of various contingencies, including, but not limited to, the outcome of any legal proceedings that may be instituted against the Company and/or others relating to the proposed transaction, the effect of the announcement on the Company’s customer relationships, operating results and business generally, the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee relations as a result of the transaction, the inability to satisfy any material conditions to consummation of the proposed transaction, downturns in economic conditions generally, the Company’s business or the state of the corporate credit markets, and the impact of the substantial indebtedness expected to be incurred to accomplish the proposed transaction. Consider these factors carefully in evaluating the forward-looking statements. The risk factors listed in the Company’s Form 10-K for the year ended December 31, 2008 and subsequently filed Forms 10-Q and 8-K also provide examples of risks, uncertainties and events that could cause actual results to differ materially from those contained in forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements and is not responsible for changes made to this press release for Internet or wire services.

This Current Report on Form 8-K, including the exhibits incorporated herein, is not a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell shares of Argyle Security, Inc., and it is not a substitute for any proxy statement or other filings that may be made with the Securities and Exchange Commission (“SEC”) should this proposed transaction go forward. If such documents are filed with the SEC, investors will be urged to thoroughly review and consider them because they will contain important information, including risk factors. Any such documents, once filed, will be available free of charge at the SEC’s website (www.sec.gov) and from Argyle Security, Inc.

 Item 8.01 Other Events

On June 15, 2009, Argyle Security, Inc. (the “Company”) announced that the Company and MML Capital Partners LLC, in its capacity as advisor to, and on behalf of, Mezzanine Management Fund IV ‘A’ L.P. and Mezzanine Management Fund Coinvest A L.P. (collectively “MML”) entered into a non-binding letter of intent (the “Letter”) to enter into a transaction whereby an entity controlled by MML (the “Acquiring Company”) would merge its wholly-owned subsidiary into the Company, resulting in the Company becoming a wholly-owned subsidiary of the Acquiring Company. Pursuant to the merger, existing stockholders and unitholders of the Company would receive $2.00 per share or unit, as applicable, in cash.

The Company’s Board of Directors (the “Board”) appointed a special committee (the “Special Committee”) composed solely of independent directors to consider the proposal and recommend it to the Board for approval. The special committee has engaged Houlihan Lokey, as its independent financial advisor, to assist it with its assessment of MML’s offer.

The Company had received an original conditional offer from MML on May 19, 2009. Following negotiations, during which the proposed offer price was increased from $1.00 per share to $2.00 per share, the Special Committee recommended that the Board authorize the Company to enter into the Letter. Based on the recommendation of the Special Committee, the Board voted to approve the Company entering into the Letter.

The proposed offer price of $2.00 per share would represent a premium to the Company’s closing price of $0.71 on the last trading day prior to the communication of the original May 19, 2009 offer.

Pursuant to the Letter, MML has been granted an exclusivity period expiring on the earlier of the execution of a definitive agreement or 45 days after June 15, 2009 (the “Exclusivity Period”) in which to complete its confirmatory due diligence and execute definitive documentation with the Company. During the Exclusivity Period, the Company will not, and it will cause its subsidiaries and the respective representatives and agents of the Company and its subsidiaries not to, contact, negotiate or discuss with, or solicit any offer from, and third party for the sale of the Company or any of its subsidiaries, its capital stock or any material portion of its assets (by merger, sale of capital stock or assets or otherwise). In addition, the Company will, and will cause its subsidiaries and the respective representatives and agents of the Company and its subsidiaries to cease any pending negotiations or discussions for the sale of the Company or any of its subsidiaries, its capital stock or any material portion of its assets. In addition, during the Exclusivity Period, MML and its affiliates will be subject to a standstill provision whereby they will be prohibited from acquiring additional securities of the Company or otherwise engaging in any activity that would enable them to control the Company.

There can be no assurance that the Company and MML will be able to agree on the terms of any definitive agreement or this process will result in any specific transaction. The Company does not intend to comment further publicly with respect to the negotiations with MML unless a specific transaction is approved by its Board or the negotiations cease.

The Letter is attached hereto as Exhibit 99.1 and a copy of the press release is attached hereto as Exhibit 99.2. The contents of the Letter are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Letter of Intent dated June 15, 2009 between Argyle Security, Inc. and MML Capital Partners LLC.
99.2	Press release dated June 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGYLE SECURITY, INC.

Date:  June 16, 2009

By: /s/ Donald F. Neville
       Name:  Donald F. Neville
       Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter of Intent dated June 15, 2009 between Argyle Security, Inc. and MML Capital Partners LLC.
99.2	Press release dated June 16, 2009.